[Transamerica Financial Life Insurance Company]

September 15, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account C

File No. 811-09062, CIK 0000947506

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Calvert Variable Series, Inc., Credit Suisse Trust, DFA Investment Dimensions Group, Inc, Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Federated Insurance Series, Gartmore Variable Insurance Trust, PIMCO Advisors VIT, SteinRoe Variable Investment Trust, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., Variable Insurance Products Fund, and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed August 19, 2005

•	Calvert Variable Series, Inc. (CIK:708950) filed September 8, 2005

•	Credit Suisse Trust (CIK: 941568) filed September 1, 2005

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 5, 2005

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064) filed August 17, 2005

•	Dreyfus Variable Investment Fund (CIK: 813383) filed August 10, 2005

•	Federated Insurance Series (CIK: 912577) filed August 25, 2005

•	Gartmore Variable Insurance Trust (CIK: 353905) filed September 8, 2005

•	PIMCO Advisors VIT (CIK: 923185) filed September 7, 2005

•	SteinRoe Variable Investment Trust (CIK: 815425) filed September 7, 2005

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed August 26, 2005

•	T. Rowe Price Equity Series, Inc. (CIK: 918294) filed August 26 and 29, 2005

•	Variable Insurance Products Fund (CIK: 356494; 831016; 927384) filed August 25th, 2005

Securities and Exchange Commission

September 15, 2005

•	Wanger Advisors Trust (CIK: 929521) filed September 7, 2005

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith

Assistant General Counsel

Financial Markets Group